                                                                    Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2002
U.S. dollars in thousands

                                                                                                                         PRO FORMA
                                                                                                                         COMBINED
                                                         LIL MARC        INKSURE         PRO FORMA ADJUSTMENTS           BALANCE
                                                         -----------     -----------     ---------------------------     -----------
ASSETS:

Current Assets:
Cash and cash equivalents                                        203              58  1        5,550                           5,811
Trade receivable                                                                 432                                             432
Other accounts receivable and prepaid expenses                                   252                                             252
Inventories                                                                       61                                              61
                                                         -----------     -----------                                     -----------

Total Current Assets                                             203             803                                           6,556
                                                         -----------     -----------                                     -----------

Severance Pay Fund                                                                65                                              65
                                                         -----------     -----------                                     -----------

Property and Equipment, Net                                                      372                                             372
                                                         -----------     -----------                                     -----------

Other Assets, Net                                                                454                                             454
                                                         -----------     -----------                                     -----------

Total Assets                                                     203           1,694                                           7,447
                                                         -----------     -----------                                     -----------

LIABILITIES AND SHAREHOLDERS' DEFICIENCY:

Current Liabilities:
Short-term bank credit                                                          -390                                            -390
Short-term loan from related party                                              -200                                            -200
Trade payable                                                                   -207                                            -207
Employees and payroll liabilities                                               -146                                            -146
Accrued expenses and other liabilities                                          -274                                            -274
                                                         -----------     -----------                                     -----------

Total Current Liabilities                                       --            -1,217                                          -1,217
                                                         -----------     -----------                                     -----------

Accrued Severance pay                                                            -74                                             -74
                                                         -----------     -----------                                     -----------

Reedemable Prefered A Shares                                                  -1,150  2        1,150                           --
                                                         -----------     -----------                                     -----------

Shareholders' Deficiency:
Share capital:
Ordinary shares of $ 0.01 par value -
Authorized: 45,000,000 shares
Issued and outstanding: 11,982,166 shares                        -27             -51  3           13              55  4         -120
Additional paid-in capital                                      -288          -3,014  3           99           6,645  5       -9,848
Deferred stock compensation                                                       61                                              61
Accumulated other comprehensive income                                          -118                                            -118
Accumulated deficit                                              112           3,869                             112  3        3,869
                                                         -----------     -----------                                     -----------

Total Shareholders Equity (Deficiency)                          -203             747                                          -6,156
                                                         -----------     -----------                                     -----------

Total Liabilities and Shareholders' Equity (Deficiency)         -203          -1,694                                          -7,447
                                                         -----------     -----------     -----------     -----------     -----------
                                                                                               6,812           6,812

1) Net cash flow from InkSure's private placement.
2) Conversion of the series A convertible preferred stock.
3) The accumulated deficit in the consolidated financial statements immediately after the merger will be the accounts of InkSure at that date. The accumulated deficit of Lil Marc at the date of the merger will be eliminated.
4) Conversion of 1,312,785 shares of series A preferred stock and issuance of 4,161,505 shares of common stock.
5) Additional paid in capital:1,137(1,150-13)from the conversion of series A preferred stock and 5,508(5,550-42)from InkSure's private placement.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
AS OF DECEMBER 31, 2001
U.S. dollars in thousands

                                                                                                                 PRO FORMA
                                                                                                                 COMBINED
                                                                                                                 STATEMENTS OF
                                                       LIL MARC        INKSURE         PRO FORMA ADJUSTMENTS     OPERATIONS
                                                       -----------     -----------     ---------------------     -----------

Revenues                                                               $     1,770                               $     1,770

Cost of revenues                                                                43                                        43
                                                       -----------     -----------                               -----------

Gross profit                                                                 1,727                                     1,727
                                                       -----------     -----------                               -----------

Operating expenses:
Research and development                                                       874                                       874
Selling and marketing                                                          751                                       751
General and administrative                                      30             573                                       603
                                                       -----------     -----------                               -----------

Total operating expenses                                        30            2,198                                    2,228
                                                       -----------     -----------                               -----------

Operating loss                                                  30             471                                       501
Financial expenses (income), net                                -9             -71                                       -80
                                                       -----------     -----------                               -----------

Net loss                                               $        21     $       400                               $       421
                                                       ===========     ===========                               ===========

Basic and diluted net loss per share                   $         0     $     (0.08)                              $     (0.06)
                                                       -----------     -----------                               -----------

                                                       ===========     ===========                               ===========
Weighted average number of shares use
in computing basic and diluted net loss per share        2,668,666       5,059,089                 1,227,586 *     6,500,169
                                                       -----------     -----------                               -----------

*After the merger and reverse stock split, the current shareholders of Lil Marc own approximately 1,441,080 shares.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
AS OF JUNE 30, 2002


                                                                                                                 PRO FORMA
                                                                                                                 COMBINED
                                                                                                                 STATEMENTS OF
                                                       LIL MARC        INKSURE         PRO FORMA ADJUSTMENTS     OPERATIONS
                                                       -----------     -----------     ---------------------     -----------

Revenues                                                               $     1,884                               $     1,884

Cost of revenues                                                               271                                       271
                                                       -----------     -----------                               -----------

Gross profit                                                                 1,613                                     1,613
                                                       -----------     -----------                               -----------

Operating expenses:
Research and development                                                       366                                       366
Selling and marketing                                                          788                                       788
General and administrative                                      22             189                                       211
                                                       -----------     -----------                               -----------

Total operating expenses                                        22           1,343                                     1,365
                                                       -----------     -----------                               -----------

Operating Income(loss)                                         -22             270                                       248
Financial Income(expenses), net                                  2             -12                                       -10
                                                       -----------     -----------                               -----------

Net Income(loss)                                       $       -20     $       258                               $       238
                                                       ===========     ===========                               ===========

Basic and diluted net loss per share                   $         0     $      0.04                               $      0.03

Weighted average number of shares use
in computing basic and diluted net loss per share        2,668,666       6,298,728                 1,227,586 *     7,739,808
                                                       -----------     -----------                               -----------


*After the merger and reverse stock split, the current shareholders of Lil Marc own approximately 1,441,080 shares.